EXHIBIT 10.14
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                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT, entered into effective the 1st day of May 2001, by and between ONWARD, L.L.C., an Oklahoma limited liability company ("Landlord"), and PLASTIC PALLET PRODUCTION, INC., a Texas corporation ("Tenant").

                              W I T N E S S E T H:

         In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. LEASED PREMISES. Landlord does hereby lease, demise and let unto Tenant and Tenant does hereby lease from Landlord, the real property described on Exhibit "A" attached hereto and made a part hereof, located at 1607 West Commerce Street, Dallas, Texas, together with all buildings and other improvements being hereinafter collectively referred to as the "Leased Premises").

         2. INITIAL LEASE TERM. This Lease shall be for an initial term of one
(1) year, commencing on the 1st day of May, 2001, and terminating on the 30th day of April, 2002 (the "Initial Term").

         3. RENEWAL TERM. Provided this Lease is still in effect and Tenant is not in default hereunder, Tenant may extend this Lease, subject to Landlord's rights of termination as set forth herein, for four (4) additional terms of one
(1) year each (each herein called the "Renewal Term"), each Renewal Term to begin at the expiration of the preceding Initial Term or Renewal Term, whichever is applicable. In order to exercise this option to extend, Tenant must provide Landlord at least ninety (90) days written notice prior to the expiration of the Initial Term or the applicable Renewal Term. If Tenant does not provide notice exercising the option to extend, then this Lease shall terminate at the expiration of the Initial Term or applicable Renewal Term.

         4. RENTAL. During the Initial Term and any Renewal Term hereunder, Tenant hereby covenants and agrees to pay Landlord as rent for the Leased Premises, the sum of Two Hundred Fifty-Eight Thousand Seven Hundred Fifty and No/100 Dollars ($258,750.00) per year, in equal monthly installments of Twenty-One Thousand Five Hundred Sixty-Two and 50/100 Dollars ($21,562.50), each without demand, payable in advance on the first day of each and every calendar month during the term of this Lease. All rent and other amounts to be paid to the Landlord hereunder shall be payable and mailed to Landlord at Landlord's address set forth in the notice paragraph below, unless Landlord designates in writing a different mailing address or a different payee for said rent. Rent for any partial month shall be pro-rated based upon the number of days during such month that this Lease is in effect.

     5. TRIPLE NET LEASE. This Lease shall be considered a "triple net lease" in all respects

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and Landlord shall have no obligation or liability with respect to the Leased
Premises, it being the intent of the parties that Landlord shall receive the rent reserved hereunder free from any charges, taxes, assessments, fees, impositions, expenses, deductions or offsets of every kind or nature.

         6. PAYMENT OF REAL ESTATE TAXES AND ASSESSMENTS. Tenant shall pay all taxes and assessments against the Leased Premises during the Initial Term and any Renewal Term of this Lease. The taxes and assessments shall be adjusted and prorated so that the Landlord shall pay its prorated share for the periods preceding and following the term of this Lease and the Tenant shall pay its prorated share for such term. The Tenant shall furnish to the Landlord for its inspection, within fifteen (15) days after the date any amount is payable by the Tenant, official receipts from the appropriate taxing authority or other proof satisfactory to the Landlord evidencing payment.

         7. INSURANCE. Landlord shall keep the Leased Premises insured at all times during the Initial Term and any Renewal Term of this Lease against loss or damage by fire and such other extended hazards as are embraced by the standard extended coverage endorsement approved for use in the State in which the Leased Premises are located covering the full insurable value of the improvements located on the Leased Premises. During the Initial Term and any Renewal Term of this Lease, Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of written notice from the Landlord setting forth the premium therefor. Landlord shall have no obligation to provide insurance covering the Tenant's contents, personal property, equipment, fixtures or alterations to the Leased Premises.

         Tenant shall, at its sole cost and expense, carry on its personal property including, without limitation, fixtures, equipment and inventory in the Lease Premises, fire and such other extended hazards as are embraced by the standard extended coverage policy approved for use in the State in which the Leased Premises are located. Tenant shall, at Tenant's sole cost and expense, obtain and keep in force during the term hereof comprehensive general public liability insurance with minimum limits of $3,000,000 on account of bodily injuries or death and, property damage insurance with minimum limits of $1,000,000.

         All policies of insurance provided for under this paragraph shall name Landlord, any mortgage lender as Landlord shall designate, and Tenant as named insureds to the extent of their respective interests. All such policies of insurance shall provide that any loss shall be payable as therein provided notwithstanding any act or negligence of Landlord, Tenant or any other occupant of the Leased Premises which might otherwise result in a forfeiture of said insurance.

         All such insurance carried by Tenant shall further contain a clause that the insurer thereof will not cancel or amend the policy without first giving Landlord thirty (30) days advance written notice. All insurance required to be obtained and maintained hereunder shall be with an insurance company approved by Landlord and a copy of the policy and/or certificate of insurance shall be delivered to Landlord. If Tenant refuses or neglects to secure and maintain insurance policies in compliance with the provisions of this Section, Landlord may, but shall not be required to, secure and maintain such insurance and Tenant shall immediately pay the cost thereof to Landlord as additional rent.

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         8. MUTUAL WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant do each hereby release the other from any and all liability or responsibility (to the other or to anyone claiming through or under the other by way of subrogation or otherwise) for any loss or damage to property caused by fire, any of the extended coverage perils, or any other insured peril, even if such fire or other casualty shall have been caused by the negligence of the other party or of anyone for whom such party may be responsible. Such waiver of subrogation shall be effective with respect to such loss or damage and each policy hereunder shall contain a clause of endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releasing party to recover thereunder. Landlord and Tenant each agree that their policies shall include such a clause or endorsement.

         9. LIMIT TO LANDLORD'S LIABILITY. The Landlord shall not be liable for any damage to property of Tenant or of others located on the Leased Premises, nor for the loss of or damages to any property of Tenant or of others by theft, and Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, smoke, rain, or snow, bursting of or leaks from any part of the Leased Premises or from the pipes, appliances, or plumbing works, or from the roof, street or subsurface, or from any other place or by dampness, stoppage or leakage from sewer pipes or from any other cause whatsoever, provided, that nothing herein shall exempt the Landlord from liability as a result of injury to persons or property resulting from latent defects in the construction of the improvements on the Leased Premises by Landlord or breach by Landlord of any of Landlord's obligations under this Lease or unless the foregoing shall be caused by the willful, intentional or negligent act or omission of Landlord. All property of Tenant kept or stored on the Leased Premises shall be so kept and stored at the risk of Tenant only and unless herein otherwise provided, Tenant shall hold Landlord harmless from any claim arising out of damage to the same except for any willful, intentional or negligent act or omission of Landlord in connection with or arising out of said property.

         10. REPAIRS AND MAINTENANCE. Tenant represents and warrants to Landlord that it has had the opportunity to inspect the Leased Premises prior to the execution of this Lease and that the same are clean and in good repair. Tenant shall keep and maintain the interior and exterior of the Leased Premises in good order, condition and repair including, without limitation, (a) the roof, down spouts, gutters, sidewalks, walls, plate glass of windows and doors; (b) all mechanical, electrical and heating and air conditioning systems (including but not limited to all duct work and transmission conduits), and all plumbing pipes, fixtures and connections both in and under the Leased Premises; (c) all interior and exterior repairs of a structural nature or arising out of structural defect, of which plastered surfaces shall be considered a part; (d) the parking area (which shall include without limitation, keeping such area repaired, clear and free of debris, lighted and striped); (e) the landscaping on the Leased Premises; (f) all tubes and bulbs used in lighting in the Leased Premises; and
(g) all of Tenant's trade fixtures, equipment, furniture and other personal property placed in or about the Leased Premises, regardless of whether or not permanently affixed to the Leased Premises. Tenant shall make all repairs to said improvements when necessary. Tenant shall keep and maintain all portions of the Leased Premises and other improvements in a clean and orderly condition.

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         If Tenant fails to make the repairs required of Tenant herein, or in the event of an emergency, Landlord may, at its option, make the repairs in which event Tenant shall reimburse Landlord for the cost thereof, together with ten percent (10%) of said cost for administrative fees, as additional rent hereunder within five (5) days of demand therefor.

         11. USE OF LEASED PREMISES. Tenant shall at all times during the Initial Term and any Renewal Term, occupy the Leased Premises and use the same solely for the design, development and manufacture of plastic pallets and related machinery and for no other use. Tenant shall not use the Leased Premises for any purpose that would constitute a nuisance or in any manner violate any ordinance, law, regulation or statute of any governmental authority.

         12. EQUIPMENT, FIXTURES AND SIGNS. Tenant shall have the right, at Tenant's sole cost and expense to place, erect, install, maintain and operate on the Leased Premises, such equipment, fixtures, signs, awnings, advertising matter or other thing of any kind which Tenant may reasonably require for the purposes of its business so long as the same are not in violation of any existing laws, ordinances or governmental regulations. Upon termination or expiration of the Lease, any equipment, fixtures, signs, awnings advertising matter or other thing placed upon the Leased Premises by Tenant may be removed by Tenant at its sole cost and expense. In such event, Tenant shall repair any damage caused by such removal and shall restore the site to the same condition existing at the commencement of this Lease.

         13. ENVIRONMENTAL MATTERS. Tenant, its agents, contractors, licensees, employees and invitees, shall not handle, use, manufacture, store, generate or dispose of any flammables, explosives, radioactive materials, hazardous waste or materials, toxic waste or materials or any other environmentally hazardous substances, petroleum products or derivatives (collectively the "Hazardous Materials"), on, under, in or about the Leased Premises except in strict and continuous compliance with all applicable laws, ordinances, regulations and orders. Tenant hereby agrees to defend, indemnify and hold Landlord harmless from and against any and all claims, losses, liabilities, assessments, remediation costs, damages, attorney's fees and expenses, of every type whatsoever, arising out of or in any way connected with the use, manufacture, storage, generation, release or disposal of any Hazardous Materials on or about the Leased Premises by Tenant, its agents, contractors, licensees, employees or invitees. The indemnity obligations of Tenant under this provision shall survive any termination of the Lease. Tenant shall take all reasonable steps and precautions to prevent the introduction onto the Leased Premises of any Hazardous Materials, caused by third parties.

         14. TENANT ORGANIZATION; COMPLIANCE WITH LAWS, ORDERS, ORDINANCES. Tenant represents and warrants that Tenant is a Corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and fulfill the obligations of this Lease. Tenant shall observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in

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force with respect to the Leased Premises or improvements or to the use or manner of use of the same.

         15. ASSIGNMENT AND SUBLETTING. Tenant may not assign or sublet the Leased Premises, in whole or in part, or mortgage or otherwise encumber the Leased Premises, unless the prior written consent of Landlord is first obtained, which consent shall not be unreasonably withheld. Any such attempted assignment, sublease, mortgage, or other encumbrance without such consent shall be void and shall constitute a default under this Lease. Consent by Landlord to any assignment or sublease shall not be deemed to be consent to any further or other assignment or sublease.

         16. INSPECTION OF LEASED PREMISES. Landlord shall have the right to enter upon the Leased Premises or any portion thereof during the regular business hours of Tenant for the purpose of inspecting the same or correcting any condition which may exist thereon which is or may be in violation of this Lease, but such rights shall be exercised in a manner so as not to interfere with the business of the Tenant. Nothing herein contained shall prevent Landlord from entering upon the Leased Premises at any time and under any condition for the purpose of correcting any emergency or the violation of any ordinance, statute or law by Tenant.

         17. DAMAGE OR DESTRUCTION. In the event the Leased Premises should be partially destroyed (meaning less than twenty-five percent [25%]) as a result of fire or other casualty, regardless of the cause, then Tenant shall, at its sole cost and expense promptly, and in any event within thirty (30) days, commence to build or place the same in as good condition as prior to such casualty, which rebuilding or replacement shall be completed within six (6) months following such casualty. In the event the Leased Premises should be substantially (meaning twenty-five percent [25%] or more) destroyed as a result of fire or other casualty, or it should be untenable and unfit for occupancy, then, Tenant may at Tenant's sole option, expressed to Landlord in writing within thirty (30) days of such occurrence, (a) promptly, and in any event within thirty (30) days of such notice from Tenant, commence to build or replace the same as aforesaid, which rebuilding and replacement shall be completed within six (6) months following such substantial destruction, or (b) terminate this Lease, effective on the date of such casualty in which case Tenant shall assign to Landlord, all proceeds of insurance covering such casualty which relates solely to the Leased Premises and not to any of Tenant's personal property. Monthly rent shall equitably abate during such period any such portion of the buildings on the Leased Premises are untenable or unfit for occupancy, based upon the area of such portion of the buildings rendered untenable or unfit for occupancy in the event of partial destruction, or substantial destruction subsequent to which this Lease is not terminated by Tenant pursuant to the terms of this Lease, divided by the total area of the buildings on the Leased Premises.

         18. UTILITIES. The Leased Premises are presently served by gas, water, electric, sewer and other utilities commonly used by commercial buildings similar to the Leased Premises. Tenant shall be responsible for the repair, reconnection or replacement of any of the lines, conduits, connectors or plumbing which connect the Leased Premises to any such utilities and their common source of supply. At all times during the term of this Lease, Tenant shall pay all deposits and charges for

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water, sewer, electricity, gas, trash or refuse hauling and any other public or private utility service used or consumed by Tenant on the Leased Premises.

         19. ADDITIONS, ALTERATIONS OR REMODELING. Tenant shall have the right, at Tenant's sole cost and expense and with the prior written consent of Landlord obtained in each instance, such consent to not be unreasonably withheld, to make any alterations, improvements or additions to the Leased Premises. Any such alterations, improvements or additions shall be made in compliance with all local ordinances and public authorities having jurisdiction thereof. All alterations, improvements or additions made by Tenant shall become the property of the Landlord. In such event, Tenant shall repair any damage caused by such removal and shall restore the site to the same condition existing upon commencement of this Lease.

         20. CONDITION OF PROPERTY. Tenant has inspected the Leased Premises prior to the commencement of this Lease and accepts the same in its present condition. The Leased Premises are being leased to Tenant in an "AS IS, WHERE IS, WITH ALL FAULTS" condition as of the date first above written. Tenant's taking possession shall be conclusive evidence against Tenant that the Leased Premises were in good order, repair, and satisfactory condition on the effective date of this Lease. Landlord has made no promise to Tenant to alter, remodel, or improve the Leased Premises or any adjacent area, nor made any representation regarding the condition of the Leased Premises.

         21. BROKERAGE FEES. The parties covenant, warrant, and represent to each other that no broker was instrumental in consummating this Lease and neither party had any conversation or prior negotiations with any broker concerning the renting of the Leased Premises. Each party shall protect, indemnify, save, and keep harmless the other against any brokerage commission allegedly due or attorney's fees, arising out of or from any claims for brokerage commissions and/or finders' fees resulting from any conversation or negotiations by such party with any broker or any other person.

         22. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant hereunder: (a) Failure by Tenant to pay any portion of the rent required to be paid hereunder or failure to pay any other financial obligation imposed upon Tenant by the terms hereof within five (5) days of when due; (b) Failure by Tenant to comply with any term, covenant or provision of this Lease, other than as referred to in subparagraph (a) above and failure to correct such failure within ten (10) days after written notice thereof to Tenant from Landlord specifying such failure and requesting that it be remedied, or if such failure cannot with due diligence be corrected within 10 days, failure to commence to correct the same and/or, having so commenced to correct such failure, neglecting to prosecute such correction with due diligence to completion; (c) Failure of Tenant to carry on its business continuously in the Leased Premises; (d) If an order, judgment or decree shall be entered by any court adjudicating the Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant, or of all or a substantial part of its assets; (e) Tenant shall file an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency

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proceeding or under any laws relating to the relief of debtors, readjustment or indebtedness, reorganization, arrangements, composition or extension; (f) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant, or any of the assets of Tenant; (g) Tenant shall file a voluntary petition in bankruptcy, or shall admit in writing its inability to pay its debts as they come due or shall file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency laws; or (h) A decree or order appointing a receiver to the property of Tenant shall be made and such decree or order shall not have been vacated within sixty (60) days from the date of entry or granting thereof.

         Upon the occurrence of any of the aforesaid events of default Landlord shall have the option to pursue any one or more of the following remedies without any demand or notice whatsoever: (a) terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord; (b) without terminating this Lease, enter upon the Leased Premises and perform whatever Tenant is obligated to do under the terms of this Lease and Tenant shall reimburse Landlord upon demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease; (c) whether or not Landlord terminates this Lease, recover all rent for a period equal to the longer of (i) the remainder of the Initial Term or applicable Renewal Term of this Lease or (ii) two months of rent (and Landlord shall have no obligation to re-let the Leased Premises); or (d) take any other action allowed by law.

         Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. Nothing provided by law or contained herein shall be deemed to obligate Landlord to expend any funds.

         Failure or delay by Landlord to enforce any one or more of the remedies herein provided or provided by law upon any event of default shall not be deemed or construed to constitute a waiver thereof or preclude the exercise thereof during the continuation of any default hereunder or be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained.

         In the event of default by Tenant of any of the terms and conditions of this Lease, and upon such default, interest at the highest rate allowed by law in the State in which the Leased Premises are situated shall accrue on all amounts due or which will become due, including costs and attorney's fees.

         23. REDELIVERY OF LEASED PREMISES. Tenant shall, upon termination or expiration of this Lease, peacefully quit, surrender and deliver the Leased Premises unto Landlord empty, broom clean and in as good a condition as when received, normal wear and tear excepted. If Tenant shall leave any personal property in or on the Leased Premises for more than three (3) days after termination, Tenant shall be conclusively deemed to have abandoned such personal property and Landlord may dispose of such property as it sees fit, with no obligation to account to Tenant.

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         24. INDEMNIFICATION. During the term hereof, Tenant covenants and agrees to hold Landlord harmless from any claims, demands, judgments, losses, costs, expenses or damages of any character or nature regardless of by whom imposed including but not limited to claims for loss or damage to any property or injury to or death of any person asserted by or on behalf of any person, arising out of, resulting from or in any way connected with Tenant's occupancy and/or use of the Leased Premises or the condition, occupancy, use, possession, conduct or management or any work done in or about the Leased Premises or any portion thereof attributable to Tenant or its assignees or subtenant. Tenant further covenants and agrees, at Tenant's expense, to pay, indemnify and save Landlord harmless of, from and against all costs, counsel fees, expenses and liabilities incurred in any action or proceeding brought by reason of any such claim or demand.

         25. CONDEMNATION. In the event the entire Leased Premises shall be taken in condemnation proceedings or by exercise of any right of eminent domain for public or quasi public use, this Lease shall terminate as of the date of said taking and all unearned rent and other charges paid in advance shall be refunded to Tenant after deducting any charges owed by Tenant to Landlord, and Tenant shall surrender possession of the Leased Premises to Landlord. In the event a portion of the Leased Premises shall be taken by such proceedings, either party may terminate this Lease, in which event Landlord and Tenant shall be relieved of all further liability hereunder, or both parties may agree to continue this Lease in effect with an appropriate reduction of rent during the remainder of the lease term. The award for any such taking shall belong entirely to Landlord. The Tenant shall be entitled to make a claim in its own name to the condemning authority for the value of any furniture, trade fixtures, trade equipment, merchandise or personal property of any kind belonging to the Tenant, and not forming a part of the Leased Premises, or for the cost of moving all of the same or for moving such business as is necessary.

         26. LIENS. Tenant shall at all times keep the Leased Premises free and clear of any liens, charges or claims arising from any act or omission to act on the part of Tenant in connection with the maintenance and repair of the Leased Premises or the installation therein of any fixtures and equipment. In the event any such liens, charges or claims are made or filed against the Leased Premises, Tenant agrees to promptly discharge the same and deliver to Landlord evidence thereof.

         27. QUIET ENJOYMENT. So long as Tenant is not in default of the terms hereunder, Tenant shall peacefully hold and quietly enjoy the Leased Premises without interruption by Landlord, any mortgagee, or any other person claiming under Landlord or any mortgagee, except as otherwise provided herein.

         28. SUBORDINATION. This Lease is subject and subordinate at all times to any present or future mortgage or deed of trust constituting a lien on the Leased Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the indebtedness secured thereby, with the same force and effect as if the mortgage had been executed, delivered and duly recorded prior to the execution of the Lease. Tenant shall execute and deliver any instrument requested by Landlord in confirmation of such subordination within ten (10) days of Landlord's request.

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         29. ESTOPPEL CERTIFICATE. Within ten (10) days after request by the
Landlord, Tenant shall, without charge, deliver a duly executed and acknowledged estoppel certificate to the Landlord or any mortgagee, purchaser, assignee of mortgagee or purchaser, or any other person, firm or corporation reasonably requested by Landlord. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by Landlord or any mortgagee, purchaser, assignee of mortgagee or purchaser, or any other person, firm or corporation relying upon such statement.

         30. ATTORNMENT. In the event that, by reason of the foreclosure of the mortgage for any reason or due to any exercise of a power of sale or as a result of the taking of a deed in lieu of foreclosure, mortgagee or any successor or assignee of mortgagee succeeds to the interest of the Landlord under this Lease, then upon receipt of notice from the mortgagee or such successor or assignee that it has succeeded to the rights of the Landlord under this Lease, Tenant hereby agrees to recognize mortgagee or such successor or assignee as Tenant's landlord under this Lease and hereby agrees to attorn to mortgagee or such successor or assignee. Said attornment is to be effective and self-operative without the execution of any other instrument immediately upon mortgagee or any successor or assignee of mortgagee succeeding to the rights of the Landlord under the Lease, and this Lease shall continue in accordance with its terms between Tenant and mortgagee or any successor assignee of mortgagee, as Landlord; provided, however, that mortgagee or any successor or assignee of mortgagee shall not: (a) be bound by any prepayment of rent more than 60 days in advance; (b) be bound by any amendment or modification of this Lease made without the consent of mortgagee or its successor or assignee; (c) be personally liable under this Lease, and mortgagee's or its successor's or assignee's liability under the Lease shall be limited to the interest of mortgagee or its successor or assignee in the Leased Premises; (d) be liable, except by way of set-off, for any act, omission, neglect, or default of any prior landlord under this Lease including, without limitation, the Landlord; and (e) be subject to any claims, credits, offsets, or defenses which Tenant might have against any prior landlord under this Lease including, without limitation, the Landlord. Tenant agrees to execute and deliver within ten (10) days of Landlord's request or such successor's request an attornment agreement certifying as to the matters set forth in this paragraph.

         31. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of $0.00 as a security deposit (the "Security Deposit"), to be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease. Landlord may commingle the Security Deposit with Landlord's other funds, without liability to Tenant. Landlord may, from time to time, without prejudice to any other remedy, in each case with five (5) days prior written notice, use the Security Deposit to the extent necessary to make good any arrearage of rent or to satisfy any other covenant, provision or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease and has paid in full all rent, taxes, utility charges and any other amounts payable by Tenant hereunder, then within thirty (30) days after the termination of this Lease, the balance of the Security Deposit remaining after such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Leased Premises during the term of this

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Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

         32. TIME OF ESSENCE. Tenant agrees that time is of the essence in the performance of each and every term, covenant and condition of this Lease.

         33. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Lease constitutes the entire understanding and agreement by and between the parties hereto relative to the subject matters herein set forth. There are no terms, obligations, covenants, statements, representations, warranties or conditions relating to the subject matters hereof other than those specifically contained herein. This Lease supersedes all prior oral or written negotiations, agreements and covenants relative to the subject matters herein contained including, without limitation, that certain Lease Agreement between Landlord and Tenant dated April 5, 1999, as amended by that certain Letter Agreement dated April 8, 1999. No amendment or modification of the terms of this Lease shall be deemed valid unless first reduced to writing and signed by both parties hereto and no waiver of any of the terms of this Lease shall be binding unless reduced to writing and signed by the party or parties sought to be charged with such waiver.

         34. RELEASE OF PURCHASE OPTION. Tenant hereby releases its option to purchase the real property and improvements at 1607 Commerce Street, Dallas, Texas, as set forth in that certain Letter Agreement dated April 8, 1999, it being the intention of the parties hereto that such purchase option is hereby extinguished and Tenant shall have no right to purchase same.

         35. SEVERABILITY. If any provision of this Lease is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Lease will remain in full force and effect. Any provision of this Lease held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         36. BINDING EFFECT. It is agreed that the provisions, covenants and conditions of this Lease shall be binding upon each of the parties hereto, their heirs, successors and permitted assigns.

         37. NOTICES AND COMMUNICATIONS. All notices consents, waivers and other communications under this Lease shall be deemed to be properly given and served if sent by registered or certified mail, postage prepaid, with return receipt requested, hand delivery (with confirmation of receipt), prepaid overnight delivery service, or facsimile with confirmation sheet if sent to the following:

                           If to Landlord:           Onward, L.L.C.
                                                     2500 McGee Drive, Suite 100
                                                     Norman, Oklahoma 73072
                                                     Attention: Paul A. Kruger

                           If to Tenant:             PalWeb Corporation
                                                     2500 McGee Drive, Suite 147
                                                     Norman, Oklahoma 73072
                                                     Attention: Paul A. Kruger

Unless otherwise stated, the effective date of any such notice or communication shall be the date on which the same is received. Either party hereto may change the address to which notice is to be sent by prior written notice to the other party.

         38. APPLICABLE LAW. This Lease is to be interpreted, construed and enforced in accordance with the laws of the State in which the Leased Premises is located, without regard to its conflict of laws principles.

         39. DUPLICATE ORIGINALS. Any fully executed copy of this Lease shall be deemed for all purposes as a duplicate original hereof.

         40. AGENCY. Nothing herein contained shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, nor shall any act of the parties hereto be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

         41. ATTORNEY FEES AND COSTS. In the event either party hereto shall file an action to enforce any agreement contained in this Lease or for breach of any covenant or condition hereof, then the prevailing party in any such action shall be entitled to recover from the other party or parties attorney's fee for the services of the prevailing parties' attorney, together with any and all costs of such action, said fees to be fixed by a court having competent jurisdiction over the subject matter in dispute.

         42. EXECUTION IN COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which will be deemed an original copy of the Lease and all of which, when taken together will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease the day and year first above written.

"LANDLORD"                                ONWARD, L.L.C.

                                          an Oklahoma limited liability company

                                          By: /s/ Paul A. Kruger
                                              ----------------------------------
                                          Name: Paul A. Kruger
                                                --------------------------------
                                          Title: Manager
                                                 -------------------------------


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

"TENANT"                                  PLASTIC PALLET PRODUCTION, INC.,

                                          a Texas corporation

                                          By: /s/ Paul A. Kruger
                                              ----------------------------------
                                          Name: Paul A. Kruger
                                                --------------------------------
                                          Title: CEO
                                                 -------------------------------















                                     - 12 -
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                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

BEING a tract of land in the City of Dallas, Texas, in the Wm. Coombs Survey Abstract No. 290, and being part of Block 26 through 31 in City Block 7263, according to the plat of West Dallas recorded in Volume 106, Page 170, of the Deed Records of Dallas County, Texas, and being a part of a tract of land conveyed to Wyatt Metal and Boiler Works by Texas Northern Railroad Company, dated November 7, 1919, and recorded in Volume 799, Page 571, of the Deed Records of Dallas County, Texas, and part of two tracts of land conveyed to Wyatt Metal and Boiler Works by Gulf Colorado, and Santa Fe Railroad Company, dated August 28, 1948, and recorded in Volume 3089, Page 321 and 327, of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 3/8" iron rod set for corner at the Northeast Intersection of the North line of West Commerce Street, with the East line of Vilbig Road, said point being the Southwest corner of City Block 31/7263;

THENCE North 0 degrees 06 minutes 19 seconds West, with the East line of said Vilbig Road, a distance of 313.88 feet to a 3/8" iron rod set for corner;

THENCE in a Easterly direction with the North line of a tract of land conveyed to Wyatt Metal and Boiler Works in deed filed in Volume 3089, Page 326, and Volume 3089, Page 321, of the deed records of Dallas County, Texas, and the following course and distances;

SOUTHEASTERLY direction with a curve to the right having a radius of 1091.34 feet, an angle of 02 degrees 56 minutes 25 seconds, a distance of 56.0 feet to a 3/8" iron rod set for corner;

SOUTH 80 degrees 55 minutes 26 seconds East, a distance of 750.50 feet to a 3/8" iron rod set for corner in a curve to the left having a radius of 3028.19 feet, an angle of 02 degrees 05 minutes 10 seconds, a distance of 110.25 feet, to a 1/2" iron rod found for corner;

THENCE South 0 degrees 03 minutes 32 seconds East, 174.17 feet to a 1/2" iron rod found for corner in the North line of West Commerce Street;

THENCE North 89 degrees 52 minutes 26 seconds West, 905.30 feet to the POINT OF BEGINNING and containing 220,922.916 square feet or 5.072 acres of land.